UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2024

PERCEPTION CAPITAL CORP. IV

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41039	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 W. 50th Street, #207

Minneapolis, MN 55410

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (952) 456-5300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	RCFA.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	RCFA	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	RCFA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 1 to Second Amended and Restated Business Combination Agreement

As previously disclosed on December 5, 2023, Perception Capital Corp. IV , a Cayman Islands exempted company limited by shares f/k/a RCF Acquisition Corp. (“Perception”), Blue Gold Limited, a Cayman Islands company limited by shares, and Blue Gold Holdings Limited, a private company limited by shares formed under the laws of England and Wales (“BGHL”), entered into a Business Combination Agreement (the “Business Combination Agreement”).

As previously disclosed, on May 2, 2024, Perception and BGHL, entered into that certain Amended and Restated Business Combination Agreement (the “Amended BCA”) to, among other things, restructure the transaction as follows: (i) Perception shall form a wholly owned subsidiary (“Merger Sub”), (ii) at the merger effective time, Merger Sub shall merge with and into BGHL, or its successor entity as set forth in the Amended BCA, and (iii) BGHL shall continue as the surviving entity and wholly owned subsidiary of Perception, and to (iv) make changes to certain representations and conditions to the Closing to match the revised structure.

As previously disclosed, on June 12, 2024, Perception, Blue Gold Limited, a Cayman Islands company limited by shares and wholly owned subsidiary of Perception (“Perception Merger Sub”), and BGHL, entered into that certain Second Amended and Restated Business Combination Agreement (the “Second Amended BCA”) to, among other things, restructure the transaction as follows: (i) Perception Merger Sub shall form a wholly owned subsidiary (the “Blue Merger Sub”) for the purposes of effecting the Blue Merger, (ii) Perception shall merge with and into Perception Merger Sub, a wholly owned subsidiary of Perception with Perception Merger Sub (following such merger, “New Perception”) being the surviving entity (the “Perception Reorganization”), (iii) BGHL will form or acquire a new Cayman Islands entity (“NewCo”) and cause the contribution of all of the issued and outstanding shares of BGHL to NewCo, (iv) NewCo shall merge with and into the Blue Merger Sub, following which the separate corporate existence of NewCo shall cease and (v) at the Blue Merger Effective Time, Blue Merger Sub shall continue as the surviving entity and wholly owned subsidiary of New Perception (“New Blue”), and to (vi) make changes to certain representations and conditions to the Closing to match the revised structure.

On November 7, 2024, the parties entered into Amendment No. 1 to the Second Amended BCA (“Amendment No. 1”) to, among other things (i) change the structure of the Blue Merger such that Blue Merger Sub shall be merged with and into NewCo with NewCo as the surviving entity of the Blue Merger, (ii) amend the definition of Material Adverse Effect to exempt the impact of any Perception share redemptions and delisting from the NYSE from the definition, and (iii) to amend the date that constitutes the Outside Date from November 5, 2025 to January 31, 2025.

The foregoing description is only a summary of Amendment No. 1 and is qualified in its entirety by reference to the full text of the Second Amended BCA, which is filed as Exhibit 2.1 and incorporated herein by this reference. Capitalized terms in this Current Report on Form 8-K used but not defined shall have the meaning set forth in the Second Amended and Restated BCA, as amended by Amendment No. 1.

Forward-Looking Statements

This Current Report on Form-8-K includes "forward-looking statements" within the meaning of the safe harbor for forward-looking statements provided by Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 including, without limitation: statements related to the parties likelihood to enter into a binding or definitive agreement(s); statements related to the parties’ ability to close the proposed Business Combination, including the ability of both companies to secure all required regulatory, third-party and shareholder approvals for the proposed Business Combination; the anticipated benefits of the proposed Business Combination, including the potential amount of cash that may be available to the combined company upon consummation of the Business Combination; the anticipated enterprise value of the combined company following the Business Combination; sources and uses of cash from the Business Combination; the anticipated timing to close the Business Combination; Perception’s expectation that its ordinary shares will be accepted for listing on The New York Stock Exchange following the closing of the Business Combination; the financial and business performance of Perception; and Perception’s anticipated future operating results.

You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties. Important factors that could cause actual results to differ materially from those discussed or implied in the forward-looking statements include, but are not limited to: the risk that the Business Combination may not be completed in a timely manner or at all; the failure to obtain requisite approval for the Business Combination or meet other closing conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement in respect of the Business Combination; failure to achieve sufficient cash available (taking into account all available financing sources) following any redemptions of Perception’s public shareholders; failure to obtain the requisite approval of Perception’s and BGHL’s respective shareholders; failure to meet relevant listing standards in connection with the consummation of the Business Combination; failure to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined entity to maintain relationships with customers and suppliers and strategic alliance third parties, and to retain its management and key employees; potential litigation relating to the proposed Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of the announcement and execution of the Business Combination; unexpected costs and expenses related to the Business Combination; estimates of the combined company’s financial performance being materially incorrect predictions; general economic or political conditions; negative economic conditions that could impact BGHL and the gold industry in general; reduction in demand for BGHL’s products; changes in the markets that BGHL targets or that the combined company intends to target; any change in laws applicable to Perception or BGHL or any regulatory or judicial interpretation thereof; and other factors, risks and uncertainties, including those to be included under the heading “Risk Factors” in the proxy statement/prospectus to be later filed with the SEC, and those disclosed in Perception’s SEC filings, under the heading “Risk Factors,” including its Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 23, 2024 as amended by the Annual Report on Form 10-K/A filed with the SEC on August 30, 2024 and any subsequent filings.

All forward-looking statements are expressly qualified in their entirety by such factors. Perception does not undertake any duty to update any forward-looking statement except as required by law.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Blue Gold Limited has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (the “Registration Statement”), which includes a preliminary proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to the shareholders of Perception in connection with Perception’s solicitation of proxies for the vote by its shareholders with respect to the proposed Business Combination and other matters as may be described in the definitive proxy statement/prospectus, as well as a prospectus relating to the offer and sale of the securities to be issued by Blue Gold Limited in the proposed Business Combination. Shareholders are encouraged to read the Registration Statement as it contains important information.

This Form 8-K does not contain all of the information that should be considered by Perception’s or Blue Gold’s shareholders concerning the proposed Business Combination and is not intended to constitute the basis of any voting or investment decision in respect of the proposed Business Combination or the securities of the combined company. The respective shareholders of Perception and BGHL and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and, when available, the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the business combination, as these materials will contain important information about Perception, BGHL, Blue Gold Limited and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the business combination will be mailed to shareholders of Perception as of a record date to be established for voting on the business combination. Shareholders of Perception will also be able to obtain copies of the Registration Statement, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov or by directing a request to: RCF Acquisition Corp., 3109 W. 50th Street, #207, Minneapolis, MN 55410, Attention: Investor Relations or by email at investors@perceptioncapitalpartners.com.

Participants in Solicitation

Perception, and BGHL and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Perception’s shareholders with respect to the proposed Business Combination. Investors and securityholders may obtain more detailed information regarding the names and interests in the Business Combination of the directors and officers of each of Perception and Blue Gold with respect to the proposed Business Combination in the proxy statement/prospectus for the proposed business combination when available and in such company’s respective filings with the SEC.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Amendment No. 1, dated November 7, 2024, to the Second Amended and Restated Business Combination Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

Date: November 14, 2024	PERCEPTION CAPITAL CORP. IV

	By:	/s/ Rick Gaenzle
	Name:	Rick Gaenzle
	Title:	Chief Executive Officer

4